NeoPhotonics Reports Second Quarter 2020 Financial Results

•	Revenue of $103.2 million for the quarter, up 26% year-over-year

•	Four consecutive profitable quarters, with record non-GAAP operating profit of $10.7 million, and GAAP operating profit of $6.6 million

SAN JOSE, California - August 4, 2020 - NeoPhotonics Corporation (NYSE: NPTN), a leading developer of silicon photonics and advanced hybrid photonic integrated circuit-based lasers, modules and subsystems for bandwidth-intensive, high speed communications networks, today announced financial results for its second quarter ended June 30, 2020.
“The second quarter was another strong quarter, with revenue up 26% compared to last year and continued gross margin expansion to 32.5%. This was our fourth straight quarter of profitability. Non-GAAP EPS was 16 cents and GAAP EPS was 11 cents per share,” said Tim Jenks, Chairman and CEO of NeoPhotonics. “With increasing momentum in 400G and above product design wins across almost all of the major network equipment manufacturers globally, and with increasing momentum in 400ZR opportunities, we remain optimistic about the growth prospects for NeoPhotonics,” concluded Mr. Jenks.
Second Quarter Summary

•	Revenue was $103.2 million, up 6% quarter-over-quarter and up 26% year-over-year

•	Gross margin was 32.5%, up from 30.5% in the prior quarter and from 19.2% in the prior year

•	Non-GAAP gross margin was 33.2%, up from 31.2% in the prior quarter and up from 25.6% in the prior year

•	Diluted net income per share was $0.11, in comparison to $0.12 in the prior quarter and to a net loss per share of $0.16 in the same period last year

•	Non-GAAP diluted net income per share was $0.16, in comparison to $0.17 in the prior quarter and to a net loss of $0.03 in the same period last year

•	Cash generated from operations was $9.6 million, down from $24.9 million in the prior quarter and up from $0.7 million in the same period last year

•	Adjusted EBITDA was $16.9 million, in comparison to $17.8 million in the prior quarter and to $6.8 million in the same period last year.

Non-GAAP results in the second quarter of 2020 exclude $3.8 million of stock-based compensation expense and $0.3 million of amortization of acquisition-related intangibles and other costs. A reconciliation of the non-GAAP and Adjusted EBITDA financial measures to the most directly comparable GAAP financial measures is provided in the financial schedules portion at the end of this press release.
As of June 30, 2020 cash and cash equivalents, short-term investments and restricted cash, together totaled $113 million, up $4 million compared to March 31, 2020.

Outlook for the Quarter Ending September 30, 2020

	GAAP	Non-GAAP
Revenue	$97 to $105 million
Gross Margin	29% to 33%	30% to 34%
Operating Expenses	$28 to $29 million	$25 to $26 million
Earnings per share	$0.03 loss to $0.07 profit	$0.03 to $0.13
The third quarter EPS outlook includes an expected $1.0 million unfavorable impact for foreign exchange.

The non-GAAP outlook for the third quarter of 2020 excludes the expected impact of stock-based compensation expense of approximately $3.4 million, of which $0.7 million is estimated for cost of goods sold, and the impact of expected amortization of acquisition-related intangibles and other costs of approximately $0.3 million.
Non-GAAP and Adjusted EBITDA Measures vs. GAAP Financial Measures
The Company’s non-GAAP and adjusted EBITDA measures exclude certain GAAP financial measures. A reconciliation of the non-GAAP and Adjusted EBITDA financial measures to the most directly comparable GAAP financial measures is provided in the financial schedules portion at the end of this press release. These non-GAAP financial measures differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. NeoPhotonics believes that these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.
Conference Call
The Company will host a conference call today, Tuesday, August 4, 2020 at 4:30 PM Eastern Time (1:30 PM Pacific Time). The call will be available, live, to interested parties by dialing 800-353-6461. For international callers, please dial 334-323-0501. The Conference ID number is 8588151. Please dial into the conference call 5-10 minutes prior to the scheduled start time.

A live webcast will be available in the Investor Relations section of NeoPhotonics’ website at: http://ir.neophotonics.com/phoenix.zhtml?c=236218&p=irol-calendar.

A replay of the webcast will be available in the Investor Relations section of the Company’s website approximately two hours after the conclusion of the call and remain available for approximately 30 calendar days.

About NeoPhotonics
NeoPhotonics is a leading developer and manufacturer of lasers and optoelectronic solutions that transmit, receive and switch high-speed digital optical signals for Cloud and hyper-scale data center internet content provider and telecom networks. The Company’s products enable cost-effective, high-speed over distance data transmission and efficient allocation of bandwidth in optical networks. NeoPhotonics maintains headquarters in San Jose, California and ISO 9001:2015 certified engineering and manufacturing facilities in Silicon Valley (USA), Japan and China. For additional information visit www.neophotonics.com.
Legal Notice Regarding Forward-Looking Statements
This press release includes statements that qualify as forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements about the following topics: future financial results, demand for the Company’s high-speed products, and the Company’s market position. Forward-looking statements are subject to certain risks and uncertainties that could cause the actual results to differ materially. Those risks and uncertainties include, but are not limited to, such factors as: the Company’s reliance on a small number of customers for a substantial portion of its revenues; market growth in China and other key countries; potential impacts of the Covid-19 pandemic; possible reduction in or volatility of customer orders or delays in shipments of products to customers; potential governmental trade actions; possible disruptions in the supply chain or in demand for the Company’s products due to industry developments; the ability of the Company's vendors and subcontractors to supply or manufacture the Company's products in a timely manner; ability of the Company to meet customer demand; volatility in utilization of manufacturing operations and manufacturing costs; reductions in the Company’s rate of new design wins, and/or the rate at which design wins go into production, and the rate of customer acceptance of new product introductions; potential pricing pressure that may arise from changing supply or demand conditions in the industry; changes in demand for the Company's products; the impact of competitive products and pricing and alternative technological advances; the accuracy of estimates used to prepare the Company's financial statements and forecasts; the timely and successful development and market acceptance of new products and upgrades to existing products; the difficulty of predicting future cash needs; changes in economic and industry projections; a decline in general conditions in the telecommunications equipment industry or the world economy generally; and the effects of seasonality. For further discussion of these risks and uncertainties, please refer to the documents the Company files with the SEC from time to time, including the Company's Annual Report on Form 10-K/A for the year ended December 31, 2019. All forward-looking statements are made as of the date of this press release, and the Company disclaims any duty to update such statements.
©2020 NeoPhotonics Corporation. All rights reserved. NeoPhotonics and the red dot logo are trademarks of NeoPhotonics Corporation. All other marks are the property of their respective owners.

NeoPhotonics Corporation
Condensed Consolidated Balance Sheets (Unaudited)
(In thousands)

	As of
	Jun. 30, 2020	Dec. 31, 2019

ASSETS
Current assets:
Cash and cash equivalents	$94,536	$70,467
Short-term investments	7,665	7,638
Restricted cash	11,055	10,972
Accounts receivable, net	61,223	68,890
Inventories	50,449	46,930
Prepaid expenses and other current assets	29,268	25,851
Total current assets	254,196	230,748
Property, plant and equipment, net	73,052	81,133
Operating lease right-of-use assets	14,662	15,603
Purchased intangible assets, net	1,771	2,151
Goodwill	1,115	1,115
Other long-term assets	3,838	3,929
Total assets	$348,634	$334,679

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$61,636	$58,554
Current portion of long-term debt	3,083	3,044
Accrued and other current liabilities	45,354	47,481
Total current liabilities	110,073	109,079
Long-term debt, net of current portion	33,235	39,237
Operating lease liabilities, noncurrent	15,471	16,543
Other noncurrent liabilities	10,827	9,614
Total liabilities	169,606	174,473

Stockholders’ equity:
Common stock	124	121
Additional paid-in capital	590,800	582,504
Accumulated other comprehensive loss	(9,380)	(7,871)
Accumulated deficit	(402,516)	(414,548)
Total stockholders’ equity	179,028	160,206
Total liabilities and stockholders’ equity	$348,634	$334,679

NeoPhotonics Corporation
Condensed Consolidated Statements of Operations (Unaudited)
(In thousands, except percentages and per share data)

	Three Months Ended			Six Months Ended
	Jun. 30, 2020	Mar. 31, 2020	Jun. 30, 2019	Jun. 30, 2020	Jun. 30, 2019
Revenue	$103,171	$97,401	$81,690	$200,572	$161,056
Cost of goods sold (1)	69,669	67,675	66,015	137,344	129,644
Gross profit	33,502	29,726	15,675	63,228	31,412
Gross margin	32.5%	30.5%	19.2%	31.5%	19.5%
Operating expenses:
Research and development (1)	13,689	11,884	13,793	25,573	28,476
Sales and marketing (1)	4,279	3,659	3,623	7,938	8,226
General and administrative (1)	8,803	6,789	7,174	15,592	14,927
Amortization of purchased intangible assets	—	—	—	—	119
Asset sale related costs	120	12	47	132	376
Restructuring charges	—	—	79	—	258
Gain on asset sale	—	—	(817)	—	(817)
Total operating expenses	26,891	22,344	23,899	49,235	51,565
Income (loss) from operations	6,611	7,382	(8,224)	13,993	(20,153)
Interest income	22	98	99	120	198
Interest expense	(301)	(378)	(496)	(679)	(989)
Other income (expense), net	(195)	1,198	1,090	1,003	(508)
Total interest and other income (expense), net	(474)	918	693	444	(1,299)
Income (loss) before income taxes	6,137	8,300	(7,531)	14,437	(21,452)
Income tax (provision) benefit	(412)	(1,993)	205	(2,405)	35
Net income (loss)	$5,725	$6,307	$(7,326)	$12,032	$(21,417)
Basic net income (loss) per share	$0.12	$0.13	$(0.16)	$0.25	$(0.46)
Diluted net income (loss) per share	$0.11	$0.12	$(0.16)	$0.24	$(0.46)
Weighted average shares used to compute basic net income (loss) per share	49,077	48,615	46,754	48,846	46,585
Weighted average shares used to compute diluted net income (loss) per share	51,661	50,617	46,754	51,124	46,585

(1) Includes stock-based compensation expense as follows for the periods presented:
Cost of goods sold	$621	$537	$609	$1,158	$1,210
Research and development	999	758	787	1,757	1,668
Sales and marketing	738	530	599	1,268	1,277
General and administrative	1,429	693	1,010	2,122	2,188
Total stock-based compensation expense	$3,787	$2,518	$3,005	$6,305	$6,343

NeoPhotonics Corporation
Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited)
(In thousands, except percentages and per share data)

	Three Months Ended			Six Months Ended
	Jun. 30, 2020	Mar. 31, 2020	Jun. 30, 2019	Jun. 30, 2020	Jun. 30, 2019
NON-GAAP GROSS PROFIT:
GAAP gross profit	$33,502	$29,726	$15,675	$63,228	$31,412
Stock-based compensation expense	621	537	609	1,158	1,210
Amortization of purchased intangible assets	184	184	184	368	368
Depreciation of acquisition-related fixed asset step-up	(8)	(12)	(66)	(20)	(132)
End-of-life related inventory write-down	—	—	3,553	—	3,553
Accelerated depreciation	—	—	950	—	2,265
Non-GAAP gross profit	$34,299	$30,435	$20,905	$64,734	$38,676
Non-GAAP gross margin as a % of revenue	33.2%	31.2%	25.6%	32.3%	24.0%

NON-GAAP TOTAL OPERATING EXPENSES:
GAAP total operating expenses	$26,891	$22,344	$23,899	$49,235	$51,565
Stock-based compensation expense	(3,166)	(1,981)	(2,396)	(5,147)	(5,133)
Amortization of purchased intangible assets	—	—	—	—	(119)
Depreciation of acquisition-related fixed asset step-up	(28)	(29)	(67)	(57)	(133)
Asset sale related costs	(120)	(12)	(47)	(132)	(376)
Restructuring charges	—	—	(79)	—	(258)
Gain on asset sale	—	—	817	—	817
Non-GAAP total operating expenses	$23,577	$20,322	$22,127	$43,899	$46,363
Non-GAAP total operating expenses as a % of revenue	22.9%	20.9%	27.1%	21.9%	28.8%

NON-GAAP OPERATING INCOME (LOSS):
GAAP income (loss) from operations	$6,611	$7,382	$(8,224)	$13,993	$(20,153)
Stock-based compensation expense	3,787	2,518	3,005	6,305	6,343
Amortization of purchased intangible assets	184	184	184	368	487
Depreciation of acquisition-related fixed asset step-up	20	17	1	37	1
Asset sale related costs	120	12	47	132	376
End-of-life related inventory write-down	—	—	3,553	—	3,553
Accelerated depreciation	—	—	950	—	2,265
Restructuring charges	—	—	79	—	258
Gain on asset sale	—	—	(817)	—	(817)
Non-GAAP income (loss) from operations	$10,722	$10,113	$(1,222)	$20,835	$(7,687)
Non-GAAP operating margin as a % of revenue	10.4%	10.4%	(1.5)%	10.4%	(4.8)%

NeoPhotonics Corporation
Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited) (Continued)
(In thousands, except percentages and per share data)

	Three Months Ended			Six Months Ended
	Jun. 30, 2020	Mar. 31, 2020	Jun. 30, 2019	Jun. 30, 2020	Jun. 30, 2019
NON-GAAP NET INCOME (LOSS):
GAAP net income (loss)	$5,725	$6,307	$(7,326)	$12,032	$(21,417)
Stock-based compensation expense	3,787	2,518	3,005	6,305	6,343
Amortization of purchased intangible assets	184	184	184	368	487
Depreciation of acquisition-related fixed asset step-up	20	17	1	37	1
Asset sale related costs	120	12	47	132	376
End-of-life related inventory write-down	—	—	3,553	—	3,553
Accelerated depreciation	—	—	950	—	2,265
Restructuring charges	—	—	79	—	258
Gain on asset sale	—	—	(817)	—	(817)
Income tax effect of Non-GAAP adjustments	(1,160)	26	(895)	(1,134)	(1,272)
Non-GAAP net income (loss)	$8,676	$9,064	$(1,219)	$17,740	$(10,223)
Non-GAAP net income (loss) as a % of revenue	8.4%	9.3%	(1.5)%	8.8%	(6.3)%

ADJUSTED EBITDA:
GAAP net income (loss)	$5,725	$6,307	$(7,326)	$12,032	$(21,417)
Stock-based compensation expense	3,787	2,518	3,005	6,305	6,343
Amortization of purchased intangible assets	184	184	184	368	487
Depreciation of acquisition-related fixed asset step-up	20	17	1	37	1
Asset sale related costs	120	12	47	132	376
End-of-life related inventory write-down	—	—	3,553	—	3,553
Accelerated depreciation	—	—	950	—	2,265
Restructuring charges	—	—	79	—	258
Gain on asset sale	—	—	(817)	—	(817)
Interest expense, net	279	280	397	559	791
Income tax (provision) benefit	412	1,993	(205)	2,405	(35)
Depreciation expense	6,414	6,473	6,956	12,887	14,189
Adjusted EBITDA	$16,941	$17,784	$6,824	$34,725	$5,994
Adjusted EBITDA as a % of revenue	16.4%	18.3%	8.4%	17.3%	3.7%

BASIC AND DILUTED NET INCOME (LOSS) PER SHARE:
GAAP basic net income (loss) per share	$0.12	$0.13	$(0.16)	$0.25	$(0.46)
GAAP diluted net income (loss) per share	$0.11	$0.12	$(0.16)	$0.24	$(0.46)
Non-GAAP basic net income (loss) per share	$0.18	$0.19	$(0.03)	$0.36	$(0.22)
Non-GAAP diluted net income (loss) per share	$0.16	$0.17	$(0.03)	$0.33	$(0.22)

SHARES USED TO COMPUTE GAAP AND NON-GAAP BASIC NET INCOME (LOSS) PER SHARE	49,077	48,615	46,754	48,846	46,585
SHARES USED TO COMPUTE GAAP DILUTED NET INCOME (LOSS) PER SHARE	51,661	50,617	46,754	51,124	46,585
SHARES USED TO COMPUTE NON-GAAP DILUTED NET INCOME (LOSS) PER SHARE	54,303	52,406	46,754	53,338	46,585

Contacts
NeoPhotonics Corporation
Beth Eby, Chief Financial Officer
+1-408-895-6086
ir@neophotonics.com

Sapphire Investor Relations, LLC
Erica Mannion, Investor Relations
+1-617-542-6180
ir@neophotonics.com